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                                CIGNA FUNDS GROUP

                         SUPPLEMENT DATED July 28, 2000
                       To the Prospectus dated May 1, 2000

The following modifies the disclosure regarding the portfolio managers of the Charter Large Company Stock Value Fund that appears under the caption "Portfolio Managers".

Daniel M. Theriault has replaced Jeffrey A. Kigner as co-portfolio manager of the Charter Large Company Stock Value Fund. The investment portfolio of the Fund is managed by Mr. Theriault, together with John A. Levin, who continues to serve as a portfolio manager of the Fund. Mr. Theriault is a senior portfolio manager of John A. Levin & Co., Inc. and has served in that capacity since 1997. From 1995 to 1997, Mr. Theriault was employed by T. Rowe Price Associates and served as President and portfolio manager of T. Rowe Price Financial Services Fund. From 1994 to 1995, he was employed as a securities analyst by the predecessor of John A. Levin & Co., Inc.